                                                                    Exhibit 99.1


                       SPECIAL MEETING OF STOCKHOLDERS OF

                                 MIM CORPORATION

                               [_______ __], 2005


                Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.


   - Please detach along perforated line and mail in the envelope provided. -

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

                                                           FOR  AGAINST  ABSTAIN

Proposal 1. To approve the issuance of common stock of     [ ]    [ ]      [ ]
MIM pursuant to the Agreement and Plan of Merger, dated as of August 9, 2004, as amended on January 3, 2005, by and among MIM Corporation, Chronimed Acquisition Corp., a wholly owned subsidiary of MIM, and Chronimed Inc., a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this proxy, pursuant to which Chronimed will become a wholly owned subsidiary of MIM.

Proposal 2. To adopt the amended and restated              [ ]    [ ]      [ ]
certificate of incorporation to change MIM's name to BioScrip, Inc. and to increase the number of authorized shares of MIM common stock from 40 million shares to 75 million shares.

Proposal 3. To approve the amendment to the MIM 2001       [ ]    [ ]      [ ]
Incentive Stock Plan to increase the number of shares of MIM common stock available for grants under the plan by 2 million shares.

Proposal 4. To approve any motion to adjourn or postpone   [ ]    [ ]      [ ]
the MIM special meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposals.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

PROPOSAL 1, 2, 3 AND 4 ARE MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS THAT ACCOMPANIES THIS PROXY. YOU ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM MIM CORPORATION PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF SPECIAL MEETING AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS RELATING TO THE MERGER.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.[ ]

Signature of Stockholder                                     Date:

Signature of Stockholder                                     Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 MIM CORPORATION

                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD [_______ __], 2005

    The undersigned stockholder of MIM CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Joint Proxy Statement/Prospectus relating to the merger and hereby revokes all prior proxies and appoints Richard H. Friedman and Barry A. Posner, or either one of them, proxies and attorneys-in-fact, with full powers to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on [_______ __], 2005, at [__:00 _.m]., local time, at the [_________________________, ________
____________, ___________, ______________], and at any adjournments or postponements thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 ON THE REVERSE SIDE HEREOF IN FAVOR OF THE BOARD OF DIRECTORS' RECOMMENDATIONS AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AS SAID PROXIES DEEM ADVISABLE AND IN THE BEST INTEREST OF THE COMPANY.

          (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

                       SPECIAL MEETING OF STOCKHOLDERS OF

                                 MIM CORPORATION

                               [_______ __], 2005

                            PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                                     - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

    - Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. -

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

                                                           FOR  AGAINST  ABSTAIN

Proposal 1. To approve the issuance of common stock of     [ ]    [ ]      [ ]
MIM pursuant to the Agreement and Plan of Merger, dated as of August 9, 2004, as amended on January 3, 2005, by and among MIM Corporation, Chronimed Acquisition Corp., a wholly owned subsidiary of MIM, and Chronimed Inc., a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this proxy, pursuant to which Chronimed will become a wholly owned subsidiary of MIM.

Proposal 2. To adopt the amended and restated              [ ]    [ ]      [ ]
certificate of incorporation to change MIM's name to BioScrip, Inc. and to increase the number of authorized shares of MIM common stock from 40 million shares to 75 million shares.

Proposal 3. To approve the amendment to the MIM 2001       [ ]    [ ]      [ ]
Incentive Stock Plan to increase the number of shares of MIM common stock available for grants under the plan by 2 million shares.

Proposal 4. To approve any motion to adjourn or postpone   [ ]    [ ]      [ ]
the MIM special meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposals.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

PROPOSAL 1, 2, 3 AND 4 ARE MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS THAT ACCOMPANIES THIS PROXY. YOU ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM MIM CORPORATION PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF SPECIAL MEETING AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS RELATING TO THE MERGER.

To change the address on your account, please check the box at right    [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                               Date:

Signature of Stockholder                               Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.